UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2007

Item 1. Report to Stockholders.

Villere Balanced Fund

ANNUAL REPORT  ❖ AUGUST 31, 2007

On the cover:
The brown pelican, Louisiana’s state bird, has been a part of its history for more than three centuries.
When Iberville returned to the New World in 1704, bringing two dozen well-bred French girls to the fledgling Louisiana colony, his ship was christened “The Pelican.” A stylized pelican feeding its young was part of the state flag by 1804. The pelican, like the state it represents, offers a story of successful rebirth.
Flocks dwindled in mid-twentieth century but have rebounded today. In New Orleans, signs of progress continue to emerge as our own city rebounds from its challenges following Hurricane Katrina.

Villere Balanced Fund

September 27, 2007

To Our Fellow Shareholders:

As of August 31, 2007, the Villere Balanced Fund achieved a one-year return of 7.74% that compares to the S&P 500 return of 15.15% and the Lipper Balanced Index return of 11.66%.  Our five-year return is 76.53% (12.04% annualized) that compares to the S&P 500, which improved 76.19% (11.99% annualized) and the Lipper Balanced Index that rose 59.44% (9.78% annualized).  Our cumulative return since inception (September 30, 1999) is 94.11% (8.83% on an annualized basis) that compares to the S&P 500 that increased 30.52% (3.42% annualized).  Contemporaneously, our fund also outperformed the Lipper Balanced Index, which returned 52.33% (5.46% annualized).  The Gross Expense Ratio for the fund is 1.22%.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  Our fund received an overall rating of four out of five stars by the mutual fund rating service Morningstar for the period ending August 31, 2007, derived from a weighted average of the Fund’s three- and five-year risk adjusted return figures among 876 Moderate Allocation funds.

On July 19, 2007 the Dow Jones closed at a record high of 14,000 only to end August 31, 2007 down 4.6% from that high.  This pullback did not concern us, as it is both healthy and natural for a market that has been rallying since the summer of 2006 to take a breather.  The volatility that we experienced from mid-July to the end of August however, was quite unsettling.  We looked at the VIX or Volatility Index, which is a metric constructed by the Chicago Board of Options Exchange (CBOE), and is one of the most widely accepted measures to gauge stock market volatility.  The VIX is quoted in terms of a number between 0 and 100, and normally trades at the low end of that range.

Villere Balanced Fund

That number represents the anticipated percentage movement, both up and down, in the S&P 500 index over the next 30 days.  So, for example a VIX reading of 24 would mean that based upon the implied volatility in the options on the S&P 500 index, the index is expected to move within a range of 2% (the 24 VIX reading divided by 12 months) over the next 30 days.  It is constantly changing, but is generally an accurate reflection of the attitude of traders and investors about current market conditions.

The VIX traded between 9.89 and 19.63 from December 31, 2006 through June 30, 2007.  The VIX traded between 21.22 and 30.83 from July 31, 2007 through August 31, 2007.

In retrospect, this volatility is understandable given the weakness in the housing market, which should continue to be a drag on the economy.  This problem is exacerbated by adjustable rates mortgages that reset each month at much higher interest rates causing further squeezes.  We do not believe that lenders’ tightening of credit standards and the subprime mortgage meltdown will be enough to derail the mortgage industry. This is especially true in light of the fact that the Federal Reserve recently lowered the borrowing rate by 1/2 of 1%, and due to this, we anticipate the market could reach new highs.  These factors, combined with the fact that we had few outstanding winners in our portfolio, acted as a drag on performance. We expect that the value we accord our holdings should soon be recognized by the market at large and an appropriate multiple will be assigned.

We were disturbed by the heightened volatility in our portfolio and our conversations with management teams were frequent during July.  We view each company in the fund as an ongoing business, not a stock price. Nonetheless as some of our companies lost and gained 10% of their market capitalization in a matter of days, it was discomforting.  Large blocks of stock in some of our investments owned by quantitative funds run on computer algorithms were trading wildly.  Hedge funds that owned a combination of some of our companies and mortgage related securities were forced to liquidate, putting pressure on our positions.  We certainly did not welcome these sellers, but were comforted to learn why our stocks were being hurt.  This knowledge

Villere Balanced Fund

allowed us to simply ride out the storm as little had changed with the fundamentals of our companies.  We pride ourselves on a detailed comprehension of our portfolio companies which enables us to make highly informed decisions.

We believe our companies are well positioned as they relate to the sub-prime mortgage issues affecting the market today.  One particular company, EPIQ Systems, is a direct beneficiary of these problems as they sell software and other niche products that facilitate the financial and administrative aspects of the bankruptcy process.  EPIQ appreciated 37% in the six-month period ending August 31, 2007.  EPIQ recently won the business of American Home Mortgage, a company that filed bankruptcy as a direct result of the deteriorating fundamentals of the housing market.  Historically this has been a profitable counter cyclical investment.  They acquired a company in 2006 specializing in e-Discovery, which facilitates the electronic litigation market. Earnings grew 67% in the second quarter of 2007 versus the prior period, which should help the company grow through any type of economy.

During the year ended August 31, we were overweighted in energy and information technology.  In spite of the fact that this was a prudent decision, our energy selections such as Petroleum Helicopters and Delta Petroleum did not respond well. The lack of liquidity inherent in these holdings and several others was a contributing factor as the market has favored large cap, liquid equities.  While we were underweighted in financial stocks, the sharp decline in values created a further drag on our performance.  We feel that there are opportunities in the financial sector and on August 31, 2007, we added two new names, Bank of the Ozarks, and Hancock Bank.  We feel both are trading at reasonable prices, and should recover to historical valuations as a result of improved fundamentals and the yield curve steepening. Our style has thrived over the long-term and we believe these holdings represent value which should be realized at some point by the investing public.

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the

Villere Balanced Fund

investment vehicle of choice as it may offer the stability of fixed income, and the opportunity for growth in equities.

In conclusion, we are confident that our style of conducting extensive research on each company should remain rewarding.  We continue to invest in companies that have conservative balance sheets, excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500 is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The stock index does not incur expenses.  Indices are not available for investment.

Mutual fund investing involves risk; loss of principal is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Villere Balanced Fund

© 2007 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return  on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk.  The  top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  The Villere Balanced Fund was rated against the following numbers of U.S.-domiciled Moderate Allocation Funds over the following time periods: 876 funds in the last three years and 665 in the last five years.  With respect to these Moderate Allocation Funds, The Villere Balanced Fund received a Morningstar Rating of 3 stars within the three-year period and 4 stars within the five-year period.

10/07

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2007 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	22.0%
Consumer Staples	1.3%
Energy	15.2%
Financials	17.4%
Health Care	12.1%
Industrials	7.1%
Information Technology	15.3%
Materials	5.3%
Telecommunications Services	0.7%
Money Market Fund	3.2%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2007 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/07 – 8/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2007 (Unaudited), Continued

extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/07	Value 8/31/07	3/1/07– 8/31/07*
Actual	$1,000	$1,016	$5.89
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.90

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.16% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Balanced Fund

Villere Balanced Fund Hypothetical Value of $10,000 vs S&P 500 Index and Blended 65% S&P 500 Composite Index / 35% Lipper Balanced Index

Average Annual Total Return
Period Year Ended August 31, 2007
1 Year	7.81%
5 Year	11.65%
Since Inception (9/30/99)	9.10%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the Fund’s “inception”), and is not intended to imply any future performance.  Investment returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.  Assumes reinvestment of dividends and capital gains.

As of 8/31/07 the S&P 500 Index returned 15.13%, 12.00%, and 3.44% for the one-year, five-year, and since inception periods, respectively.

As of 8/31/07 the Blended 65% S&P 500 Composite Index/35% Lipper Balanced Index returned 11.32%, 9.82% and 4.85% for the one-year, five-year, and since inception periods, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.  The S&P 500 Index is unmanaged and returns include reinvested dividends.  The Lipper Balanced Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund category.  It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.  One cannot invest directly in an index.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2007

Shares		Value
COMMON STOCKS: 65.8%
Auto Components: 5.2%
161,000	Noble
	International Ltd.	$3,205,510
Biotechnology: 4.3%
190,000	Luminex Corp.*	2,692,300
Chemicals: 3.8%
149,000	American
	Vanguard Corp.	2,333,340
Commercial Banks: 7.3%
24,000	Bank of the
	Ozarks, Inc.	734,160
104,000	First State Bancorp.	2,008,240
44,000	Hancock
	Holding Co.	1,760,000
		4,502,400
Energy Equipment
& Services: 6.6%
136,300	Input/Output, Inc.*	1,934,097
72,000	PHI, Inc.*	2,185,920
		4,120,017
Health Care Equipment
& Supplies: 3.5%
53,000	Varian Medical
	Systems, Inc.*	2,140,670
Health Care Providers
& Services: 4.3%
48,200	Quest
	Diagnostics, Inc.	2,638,950
Internet Software
& Services: 5.4%
500,000	NIC, Inc.	3,375,000
Machinery: 4.5%
138,000	3D Systems Corp.*	2,765,520
Oil & Gas: 2.3%
98,500	Delta
	Petroleum Corp.*	1,458,785
Oil & Gas Exploration: 5.0%
87,000	Gulf Island
	Fabrication, Inc.	3,095,460
Software: 3.1%
120,000	EPIQ
	Systems, Inc.*	1,947,600
Specialty Retail: 10.5%
109,000	Cabela’s, Inc. -
	Class A*	2,575,670
82,800	Collective
	Brands, Inc.*	1,956,564
54,700	O’Reilly
	Automotive, Inc.*	1,944,038
		6,476,272
TOTAL COMMON STOCKS
(Cost $32,964,438)		40,751,824

Principal
Amount
CORPORATE BONDS: 30.6%
Aerospace & Defense: 0.5%
	General Dynamics
$300,000	Corp., 5.375%, 08/15/2015	298,974
Capital Markets: 0.8%
	Goldman Sachs
	Group, Inc.
200,000	6.875%, 01/15/2011	208,666
	Merrill Lynch &
250,000	Co., Inc., 6.875%, 11/15/2018	266,032
		474,698
Chemicals: 1.6%
	Du Pont E.I. De
	Nemours & Co.,
1,000,000	4.750%, 11/15/2012	978,291
Commercial Banks: 1.5%
	BB&T Corp.
1,000,000	4.900%, 06/30/2017	926,093

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2007, Continued

Principal
Amount		Value
CORPORATE BONDS: 30.6%, Continued
Commercial Services
& Supplies: 1.6%
	International Lease
	Finance Corp.,
$1,000,000	5.875%, 05/01/2013	$1,018,970
Communications
Equipment: 3.2%
	Cisco Systems, Inc.
2,000,000	5.500%, 02/22/2016	1,995,268
Computers &
Peripherals: 0.4%
	International
	Business Machines
250,000	Corp., 4.750%, 11/29/2012	246,093
Diversified Financial
Services: 4.6%
	CIT Group, Inc.
2,000,000	5.000%, 02/01/2015	1,689,888

	Countrywide Home
	Loans, Inc.,
750,000	4.000%, 03/22/2011	671,800

	JPMorgan Chase
500,000	& Co., 4.875%, 03/15/2014	482,308
		2,843,996
Diversified Telecommunication
Services: 0.7%
	AT&T Corp.,
415,000	6.000%, 03/15/2009	419,521
Energy Equipment
& Services: 1.2%
	PHI, Inc.
800,000	7.125%, 04/15/2013	754,000
Food: 0.9%
	McCormick & Co.,
500,000	Inc., 3.350%, 04/15/2009	492,755

	Sara Lee Corp.,
75,000	6.000%, 01/15/2008	75,019
		567,774
Food Products: 0.6%
	Kraft Foods, Inc.
400,000	5.250%, 10/01/2013	389,022

Holding & Other
Investment Offices: 2.1%
	Colonial Bank
1,283,000	6.375%, 12/01/2015	1,275,134
Household Durables: 2.3%
	Leggett & Platt,
1,500,000	Inc. 4.650%, 11/15/2014	1,414,465
Household Products: 0.7%
	Procter & Gamble
450,000	Co. 3.500%, 12/15/2008	441,269
IT Services: 3.1%
	First Data Corp.
2,000,000	4.850%, 10/01/2014	1,902,274
Insurance: 1.2%
	Prudential Financial,
750,000	Inc., 5.000%, 01/15/2013	744,172
Marine: 0.3%
	International
	Shipholding Corp.
200,000	7.750%, 10/15/2007	200,500

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2007, Continued

Principal
Amount	Value
CORPORATE BONDS: 30.6%, Continued
Road & Rail: 0.2%
CSX Transportation,
$125,000	Inc., 7.770%, 04/01/2010	$133,494
Specialty Retail: 3.1%
The Home Depot,
2,000,000	Inc. 5.400%, 03/01/2016	1,888,692
TOTAL CORPORATE BONDS
(Cost $19,547,005)	18,912,700

Shares
SHORT-TERM INVESTMENT: 3.2%
1,980,610	Federated Cash Trust
Money Market	1,980,610
TOTAL SHORT-TERM
INVESTMENT
(Cost $1,980,610)	1,980,610
TOTAL INVESTMENTS
IN SECURITIES: 99.6%
(Cost $54,492,053)	61,645,134
Other Assets in Excess
of Liabilities: 0.4%	256,262
TOTAL NET
ASSETS: 100.0%	$61,901,396

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2007

ASSETS
Investments in securities, at value
(cost $54,492,053) (Note 2)	$61,645,134
Receivables:
Dividends and interest	319,428
Prepaid expenses	21,348
Total assets	61,985,910

LIABILITIES
Payables:
Investment advisory fees	39,507
Fund shares redeemed	67
Administration fees	7,901
Custody fees	1,940
Fund accounting fees	5,549
Transfer agent fees	4,428
Chief compliance officer fees	844
Other accrued expenses	24,278
Total liabilities	84,514
NET ASSETS	$61,901,396

Net asset value, offering price and redemption price
per share ($61,901,396/ 3,749,083 shares outstanding;
unlimited number of shares authorized without par value)	$16.51

COMPONENTS OF NET ASSETS
Paid-in capital	52,063,271
Undistributed net investment income	784,823
Accumulated net realized gain on investments	1,900,221
Net unrealized appreciation on investments	7,153,081
Net assets	$61,901,396

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2007

INVESTMENT INCOME
Dividends	$597,155
Interest	1,155,924
Total investment income	1,753,079

EXPENSES (Note 3)
Investment advisory fees	497,496
Administration fees	114,019
Fund accounting fees	37,036
Transfer agent fees	19,787
Registration fees	18,812
Audit fees	17,499
Miscellaneous expense	15,668
Reports to shareholders	11,923
Custody fees	10,724
Legal fees	9,605
Trustee fees	8,126
Chief compliance officer fees	5,000
Insurance expense	1,859
Total expenses	767,554
Net investment income	985,525

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,575,087
Change in net unrealized appreciation on investments	1,518,167
Net realized and unrealized gain on investments	4,093,254
Net increase in net assets
resulting from operations	$5,078,779

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2007	August 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$985,525	$429,797
Net realized gain on investments	2,575,087	831,721
Change in net unrealized appreciation
(depreciation) on investments	1,518,167	(1,240,317)
Net increase in net assets
resulting from operations	5,078,779	21,201

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(501,187)	(210,410)
From net realized gain	(1,010,012)	(1,711,872)
Total distributions to shareholders	(1,511,199)	(1,922,282)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(4,560,564)	16,195,717
Total increase (decrease)
in net assets	(992,984)	14,294,636

NET ASSETS
Beginning of year	62,894,380	48,599,744
End of year	$61,901,396	$62,894,380

Undistributed net investment income	$784,823	$300,485

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2007		August 31, 2006
	Shares	Value	Shares	Value
Shares sold	918,379	$14,931,528	1,261,650	$19,913,346
Shares issued in reinvestment
of distributions	93,262	1,493,129	122,395	1,894,669
Shares redeemed	(1,275,024)	(20,985,221)	(354,955)	(5,612,298)
Net increase (decrease)	(263,383)	$(4,560,564)	1,029,090	$16,195,717

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$15.67	$16.29	$13.58	$12.10	$10.22

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.11	0.04	0.03	0.04
Net realized and unrealized
gain (loss) on investments	0.95	(0.09)	2.92	1.48	1.91
Total from
investment operations	1.21	0.02	2.96	1.51	1.95

LESS DISTRIBUTIONS:
From net
investment income	(0.12)	(0.07)	(0.03)	(0.03)	(0.07)
From net realized gain	(0.25)	(0.57)	(0.22)	—	—
Total distributions	(0.37)	(0.64)	(0.25)	(0.03)	(0.07)
Net asset value, end of year	$16.51	$15.67	$16.29	$13.58	$12.10

Total return	7.81%	0.18%	21.90%	12.49%	19.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$61.9	$62.9	$48.6	$25.7	$11.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.16%	1.22%	1.27%	1.45%	1.92%
After fees absorbed
or recouped	1.16%	1.25%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.49%	0.84%	0.54%	0.30%	0.02%
After fees absorbed
or recouped	1.49%	0.81%	0.31%	0.25%	0.44%

Portfolio turnover rate	27%	27%	30%	20%	39%

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2007

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2007, Continued

60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2007, the Fund did not hold any fair valued securities.

B.
FederalIncome Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
SecuritiesTransactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2007, Continued

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  There were no reclassifications for the year ended August 31, 2007.

I.
New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2007, Continued

recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended August 31, 2007, the Fund incurred $497,496 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to limit the Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2007, Continued

requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  The Fund has reimbursed all waived expenses as of August 31, 2007.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended August 31, 2007, the Administrator received a monthly fee at the following annual rate:

First $50 million	0.20% of average daily net assets
Next $50 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

Effective April 1, 2007, the Administrator receives a monthly fee at the following annual rates:

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended August 31, 2007, the Fund incurred $114,019 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended August 31, 2007, the Fund was allocated $5,000 of the Trust’s Chief Compliance Officer fee.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2007, Continued

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $16,856,676 and $19,279,706, respectively.

For the year ended August 31, 2007, there were no purchases or sales of U.S. Government obligations.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2007 and 2006 for the Fund was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$501,187	$210,410
Long-term capital gain	$1,010,012	$1,711,872

The Fund designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2007.

As of August 31, 2007, the components of distributable earnings (losses) on a tax basis were as follows:

Cost of investments	$54,492,053
Gross tax unrealized appreciation	9,113,809
Gross tax unrealized depreciation	(1,960,728)
Net tax unrealized appreciation	7,153,081
Undistributed ordinary income	868,584
Undistributed long-term capital gain	1,816,460
Total distributable earnings	2,685,044
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$9,838,125

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund, a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2007, the results of its operations for the year then end, the changes in its net assets for each of the two years in the period then ended  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA
October 19, 2007

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., prior thereto Senior		University of
Glendora, CA 91741			Vice President; formerly,		Virginia Law
			Senior Vice President,		School
			Norton Simon, Inc.		Foundation.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services),
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant since	1	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President, Investment		Trustee,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds.
(“ICA”) (mutual
fund administrator).
Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President,	1	Not
(born 1947)		Term;	U.S. Bancorp Fund		Applicable.
2020 E. Financial Way		Since	Services, LLC since
Suite 100		Aug. 2002.	July 2001; formerly,
Glendora, CA 91741	Chief	Indefinite	Senior Vice President,
	Compliance	Term;	ICA (May 1997-July
	Officer	Since	2001).
Sept. 2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	1	Not
(born 1973)		Term;	Officer, U.S.		Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC,
		2002.	since April 2006;
Vice President, U.S.
Bancorp Fund
Services, LLC since
1997; formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).
Angela L. Pingel	Secretary	Indefinite	Counsel, U.S.	1	Not
(born 1971)		Term;	Bancorp Fund		Applicable.
615 East Michigan St.		Since	Services LLC since
Milwaukee, WI 53202		December	2004; formerly,
		2005.	Associate, Krukowski
& Costello, S.C.,
(2002-2004);
formerly, Vice
President – Investment
Operations, Heartland
Advisors, Inc.
(1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 50% of the dividends declared from net investment income during the fiscal year ended August 31, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the fiscal year ended August 31, 2007 48% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with St. Denis J. Villere & Company, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board took into account the effectiveness of the Advisor’s disaster recovery and business continuity programs in 2006 in the aftermath of Hurricane Katrina. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was below the median of its peer group for the one- and three-year periods, and that the Fund was the best performing fund for the five-year time period.  The Board also noted that the Fund’s year-to-date, one- and three year performance were ranked in the fourth quartile, and the five-year performance was ranked in the first quartile.  The Board took into consideration that the Fund’s three-year relative underperformance was the result of its underperformance in the past year, as it had top quartile performance for all time periods as of one year ago. The Board took into account that during the course of the prior year they had met with the Advisor in-person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s long-term performance.

The Board also compared the Fund’s performance with other accounts managed by the Advisor with similar investment strategies. In reviewing this comparison, the Board took into account the significant differences between these accounts and the Fund, particularly noting that many of the Advisor’s separately managed accounts had strategies that resulted in lower portfolio turnover than that of the Fund.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements. The Board determined that the level of advisory fee was generally in line with the fees charged by the Advisor to its other investment management accounts at certain asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different and was not excessive.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%.  The Board noted, however, that given the growth of the Fund and the corresponding reduction in its expense ratio to 1.16%, this fee waiver and expense reimbursement arrangement was not currently applicable.  The Board noted that, while the Fund’s total expense ratio is still above its peer group median, the expense ratio has come down over time and appeared to be generally in line with the expenses of the peer group.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow. In this regard, the Board noted that the Fund’s expense ratio has come down significantly as the Fund’s assets have grown.  The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Fund as asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Insert name of individual is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant were.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2007	FYE 8/31/2006
Audit Fees	$15,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2007	FYE 8/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*    /s/Robert M. Slotky
Robert M. Slotky, President

Date  October 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert M. Slotky
Robert M. Slotky, President

Date  October 26, 2007

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  November 8, 2007

* Print the name and title of each signing officer under his or her signature.